UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2012

Endocyte, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100, West Lafayette, Indiana		47906
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	765-463-7175

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Janssen Cilag International NV notified EU health care providers today that  EU Regulators (CHMP) have approved the supply of CAELYX® (doxorubicin HCl liposome injection) following limitations on availability due to production difficulties at the product manufacturing site.  Endocyte notes that:

•	Endocyte’s phase 3 PROCEED trial in platinum resistant ovarian cancer is currently enrolling patients in select EU investigative sites.

•	Sustainable commercial supply will not be immediately available, so Endocyte plans to activate additional sites in the EU as CAELYX® supply becomes sufficient to support them.

•	CAELYX® is marketed as DOXIL® in the U.S. As previously reported, the PROCEED trial sites in the U.S. have full access to supply of DOXIL®.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endocyte, Inc.

October 30, 2012	By:	/s/ Michael A. Sherman

Name: Michael A. Sherman
Title: Chief Financial Officer